SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                            Date of Report (Date of earliest event reported):      August 18, 2009

ACTION FASHIONS, LTD.

(Exact name of registrant as specified in its charter)

Colorado	000-52413	20-4092640
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
P.O. Box 235472
Encinitas, CA 92024
(Address of principal executive offices)

(858) 229-8116
(Registrant’s Telephone Number)

_____________________________________________________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

The Company presently conducts its business as an apparel company specializing in the retail sales of exercise, gymnastics, dance apparel and related accessories.  The Board of Directors of the Company has made the determination to direct its future activities and endeavors toward the conduct of mineral exploration and production, principally in the area of precious metals. The Company intends to initially focus its efforts in the State of Sonora Mexico.  As soon as practicable, the Company will begin to acquire the necessary mining equipment and, to better reflect the nature of the Company’s new business direction, the Company will change it’s name to Mexus Gold US.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACTION FASHIONS, LTD.
/s/	Paul D. Thompson _________________________
By:	Paul D. Thompson
Its:	Secretary